Exhibit 10.5

                                AMENDMENT TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

STATE OF LOUISIANA

PARISH OF OUACHITA


      BE IT KNOWN, that on this 31st day of December, 1996, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

      PERSONALLY CAME AND APPEARED:

      CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust, such amendment to be effective January 1, 1996:

      Delete the last sentence of Section 2.1, and insert the following in lieu thereof:

      "In addition, Employees employed by Century Business Communications, Inc. (formerly Century Printing & Publishing, Inc.), Interactive Communications, Inc., Metro Access Networks, Inc., Interactive FAX, Inc., Aragon Holding Group, Inc. and Aragon Consulting Group, Inc., other than certain employees designated as participating employees by such companies, are not eligible to participate in the Plan."

      THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.


WITNESSES:                             CENTURY TELEPHONE ENTERPRISES, INC.

/s/ C. S. Ruppenicker                  BY: /s/ R. Stewart Ewing
---------------------                      ---------------------------------
                                           R. Stewart Ewing, Jr., Senior Vice
                                           President and Chief Financial Officer

/s/ Hattie J. Watson
---------------------


                           /s/ G. Robert Collier
                           ---------------------
                                NOTARY PUBLIC



                       ACCEPTANCE OF AMENDMENT BY TRUSTEE

STATE OF LOUISIANA

PARISH OF OUACHITA


      On this 28th day of February, 1997,

      BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

                            REGIONS BANK OF LOUISIANA

which declared that it is appearing herein for the purpose of accepting and it does hereby accept the Amendment to the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust adopted by the Settlor on the 31st day of December, 1996.

      THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

WITNESSES:                             REGIONS BANK OF LOUISIANA


/s/ Kathryn C. Van                     BY: /s/ Barry Bledsoe
---------------------                      ---------------------
                                           Barry Bledsoe
                                           Executive Vice President

/s/ Kevin Rodgers
---------------------


                           /s/ Lisa K. McGivney
                           --------------------
                               NOTARY PUBLIC